Income Tax Expense	12 Months Ended
Aug. 31, 2023
Income Tax Disclosure [Abstract]
INCOME TAX EXPENSE
16.	INCOME TAX EXPENSE

Continuing operations

Income tax expense consisted of the following:

	For the year ended August 31,
	2021	2022	2023
	RMB	RMB	RMB
Current income tax expense:
PRC	113,045	64,352	56,432
Hong Kong	23,665	29,923	20,926
US	2,633	2,455	450
Canada	-	44	-
Deferred income tax (benefit) expense:
PRC	(2,716)	(3,749)	17,318
Canada	(49)	67	(261)
US	-	(28)	8,050
UK	(42,402)	(34,145)	83,003
Total income tax expense:	94,176	58,919	185,918

Cayman Islands

The Company and Impetus are incorporated in the Cayman Islands. Under the current laws of the Cayman Islands, the Company and Impetus are not subject to income or capital gains taxes. In addition, dividend payments are not subject to withholdings tax in the Cayman Islands.

US

Can-achieve Global Education, Inc. (Los Angeles), Cambridge Education Group Holding Inc. (US) and its subsidiaries are located in US and are subject to an income tax rate of 21% for taxable income earned in the US.

UK

Prior to April 1, 2023, the Company’s subsidiaries operating in UK were subjected to income tax rate at 19%. Form April 1, 2023, the income tax rate for the Company’s subsidiaries operating in UK changed to 25%.

Canada

Can-Achieve International Education Limited (Vancouver) operating in Vancouver and Can-Achieve Academy Limited operating in Toronto are subject to income tax rate ranging from 26% to 26.5% according to the province tax rates.

Hong Kong

The Group’s subsidiaries operating in Hong Kong are subject to a two-tiered income tax rate for taxable income earned in Hong Kong effectively since April 1, 2018. The first 2 million Hong Kong dollars of profits earned by a company are subject to be taxed at an income tax rate of 8.25%, while the remaining profits will continue to be taxed at the existing tax rate of 16.5%.

PRC

The subsidiaries and VIEs incorporated in the PRC were generally subject to a corporate income tax rate of 25%.

Effective from January 1, 2008, a new Enterprise Income Tax Law, or (“the New EIT Law”), consolidated the previous income tax laws for foreign invested and domestic invested enterprises in the PRC by the adoption a unified tax rate of 25% for most enterprises with the following exceptions.

Zhuhai Bright Scholar is a company registered in Hengqin New Area whose main business, providing outsourcing consulting services, falls within the preferential enterprise income tax (“EIT”) catalogue of Hengqin New Area in Zhuhai and whose revenue derived from its main business accounts for more than 60% of its total revenue. Zhuhai Bright Scholar was classified as a domestically-owned enterprise in Hengqin New Area, Zhuhai in an encouraged industry sector, and was approved by the PRC tax authorities to enjoy a preferential EIT rate of 15% from January 24, 2017 (date of incorporation). Zhuhai Bright Scholar met the relevant requirements and was eligible for the preferential EIT rate on or before August 31, 2022. Due to the failure to meet the abovementioned 60% requirement, Zhuhai Bright Scholar adopted to the EIT rate of 25% during the year ended August 31, 2023.

Chengdu Laizhe Education and Technology Co., Ltd. established in the western development area of the PRC was subject to preferential tax rate of 15% of taxable profit for the years ended August 31, 2021, 2022 and 2023. Chengdu Zhimeng Business Information Consulting Co., Ltd. also established in the western development area of the PRC is subject to preferential tax rate of 15% of taxable profit in calendar year 2023.

Entities qualified as Software Enterprises (“SEs”) enjoy EIT exemption for two years starting from its first profitable calendar year, followed by a 50% reduction for the subsequent three calendar years. Chengdu Zhi Yi Meng Software Technology Co., Ltd. was qualified as SEs and enjoyed the zero preferential tax rate in calendar year 2019 and 2020, and was subject to 50% reduction of EIT at 12.5% preferential tax rate in calendar year 2021, 2022 and 2023.

Further, according to Caishui [2019]13 No.2, certain subsidiaries in the PRC qualified as “small-scaled minimal profit enterprise”. The first RMB 1,000 of taxable income earned by a qualified company is subject to preferential income tax rate of 5%, while the remaining profits will be subject to income tax rate of 10%, in calendar year 2020. According to Announcement [2021] No.12 from the Ministry of Finance and the State Administration of Taxation (“MOF&SAT”), these PRC subsidiaries are subject to preferential income tax rate of 2.5% and 10% for the first RMB 1,000 of taxable income and remaining profit respectively, in calendar year 2021. While according to Announcement [2022] No.13 from the MOF&SAT subsequently issued, the applicable preferential income tax rate is 2.5% and 5% for the first RMB 1,000 of taxable income and remaining profit respectively, in calendar year 2022. According to Announcement [2023] No.6 from the MOF&SAT subsequently issued, these PRC subsidiaries are subject to preferential income tax rate of 5% for the taxable income in calendar year 2023.There are numbers of PRC subsidiaries with minimum taxable income, as such, are subject to preferential income tax rate of 5%.

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The Group’s deferred tax assets and liabilities were as follows:

	As of August 31,
	2022	2023
	RMB	RMB
Deferred tax assets:
Net operating loss carry-forward	184,081	201,482
Less: valuation allowance	(98,978)	(199,672)
Total deferred tax assets	85,103	1,810
Deferred tax liabilities:
Intangible assets	21,707	21,893
Withholding tax	-	20,200
Total deferred tax liabilities	21,707	42,093

Movement in valuation allowance is as follows:

	For the year ended August 31,
	2021	2022	2023
	RMB	RMB	RMB
Beginning balance	61,448	98,081	98,978
Additions from acquisition	2,070	-	-
Additions	46,488	14,442	181,280
Decrease from disposal of subsidiaries	-	-	(8,244)
Reversal	(11,789)	(13,293)	(41,141)
Expired	(136)	(252)	(31,201)
Ending balance	98,081	98,978	199,672

As of August 31, 2021, 2022 and 2023, the tax loss carry-forward in the PRC amounted to RMB 396,192, RMB 399,660 and RMB 288,316 respectively, which would expire by the end of calendar year 2026, 2027 and 2028. The Group operates its business through its subsidiaries and VIEs. The Group does not file consolidated tax returns, therefore, losses from individual subsidiaries or the VIEs may not be used to offset other subsidiaries’ or VIEs’ earnings within the Group. Valuation allowance is considered on each individual subsidiary and VIE basis. A valuation allowance of RMB 98,081, RMB 98,978 and RMB 199,672 had been established as of August 31, 2021, 2022 and 2023, respectively, in respect of certain deferred tax assets as it is considered more likely than not that the relevant deferred tax assets will not be realized in the foreseeable future.

For the year ended August 31, 2023, the Group recognized a full valuation allowance amounting to approximately RMB 128,781 against its Overseas Schools’ deferred tax assets. This determination was based on the assessment of the available positive and negative evidence to estimate whether sufficient future taxable income will be generated to utilize the existing deferred tax assets. A significant piece of objective negative evidence evaluated was the cumulative loss incurred by Overseas Schools for the recent three years. The presence of a three-year cumulative loss limits the ability to consider other objective evidence, such as the Group’s expectations of future taxable income and projections for growth of Overseas Schools.

The total deferred tax assets of RMB 85,103 and RMB 1,810 as of August 31, 2022 and 2023, was mainly attributed to the deductible tax losses carry-forward arising from Overseas Schools, and certain overseas and RPC subsidiaries, respectively.

A deferred tax liability should be recorded for taxable temporary differences attributable to the excess of financial reporting amounts over tax basis amounts, including those differences attributable to a more than 50% interest in a domestic subsidiary. However, recognition is not required in situations where the tax law provides a means by which the reported amount of that investment can be recovered tax-free and the enterprise expects that it will ultimately use that means. The Company has not recorded any such deferred tax liability attributable to the undistributed earnings of its financial interest in VIEs because it believes such excess earnings can be distributed in a manner that is considered to be indefinitely reinvested and thus would not be subject to income tax.

The impact of an uncertain income tax position on the income tax return is recognized at the largest amount that is more likely than not to be sustained upon audit by the relevant tax authority. An uncertain income tax position will not be recognized if it has less than a 50% likelihood of being sustained. Interest and penalties on income taxes will be classified as a component of the provisions for income taxes. The Group has concluded that there are no significant uncertain tax positions requiring recognition in consolidated financial statements for the years ended August 31, 2021, 2022 and 2023.

The Group did not incur any interest and penalties related to potential underpaid income tax expenses and also does not anticipate any significant increases or decreases in unrecognized tax benefits in the next 12 months. The Group has no material unrecognized tax benefits which would favorably affect the effective income tax rate in future periods.

According to PRC Tax Administration and Collection Law, the statute of limitations is three years if the underpayment of taxes is due to computational errors made by the taxpayer or withholding agent. The statute of limitations will be extended to five years under special circumstances, which are not clearly defined (but an underpayment of tax liability exceeding RMB 0.1 million is specifically listed as a special circumstance). In the case of a related party transaction, the statute of limitations is ten years. There is no statute of limitations in the case of tax evasion. From inception to 2023, the Group is subject to examination of the PRC tax authorities.

Reconciliation between the provision for income taxes computed by applying the PRC EIT rates of 25% in year 2021, 2022 and 2023 to income before income taxes and the actual provision for income tax were as follows:

	For the year ended August 31,
	2021	2022	2023
	RMB	RMB	RMB
Net loss before provision for income tax after elimination adjustment	(439,952)	(604,871)	(200,566)
PRC statutory tax rate	25%	25%	25%
Income tax at statutory tax rate	(109,988)	(151,218)	(50,142)
Effect of intercompany transactions between continuing and discontinued operations	154,947	-	-
Effect of expenses that are not deductible in determining taxable profit*	66,668	180,404	107,020
Unrecognized tax losses	46,488	14,442	181,280
Utilization of tax losses previously not recognized	(11,789)	(13,293)	(41,141)
Effect of tax rate difference from tax holiday and statutory rate in other jurisdictions	(51,815)	7,604	(36,275)
Withholding tax expense**	-	25,000	20,200
Impact of change in tax rate in UK	-	-	2,797
Others	(335)	(4,020)	2,179
Income tax expense recognized in profit or loss	94,176	58,919	185,918

Note*:	Included in the expenses that are not deductible in determining taxable profit were primarily related to impairment loss, share based compensation and non-deductible expenses arose from Overseas Schools.

Note**:	The Enterprise Income Tax Law and its implementation rules also impose a withholding tax at 10%, unless reduced by a tax treaty or agreement, for dividends receivable by non-PRC-resident enterprises from PRC-resident enterprises in respect of earnings accumulated beginning on January 1, 2008. As of August 31, 2022, the Group has recorded RMB 25,000 for dividend withholding tax related to the distributed earnings of Zhuhai Bright Scholar to its immediate holding company Time Education China Holdings Limited located in Hong Kong. As of August 31, 2023, the Group expects to distribute a portion of the earnings (RMB 202,000) of Zhuhai Bright Scholar to Time Education China Holdings Limited, and hence accrued a withholding tax of RMB 20,200 at the year end. The remaining undistributed earnings of the Company’s PRC subsidiaries are intended to be permanently reinvested, and accordingly, no deferred tax liabilities have been provided for the PRC dividend withholding taxes that would be payable upon the distribution of those amounts to the Company.

If the tax holidays granted to certain schools and entities of the Group were not available, the Group’s income tax expense would have increased by RMB 66,742, RMB 12,397 and RMB 8,093 for the years ended August 31, 2021, 2022 and 2023, respectively. The basic net earnings or loss per share attributable to the Company would decrease in earning or increase in loss by RMB 0.56, RMB 0.10 and RMB 0.07 for the years ended August 31, 2021, 2022 and 2023, respectively.